T. Rowe Price Financial Services Fund

Supplement to Summary Prospectus dated May 1, 2010

The following information updates the Summary Prospectus for the T. Rowe Price Financial Services Fund.

The last sentence of the first paragraph is revised as follows:

This Summary Prospectus incorporates by reference the fund`s prospectus dated May 1, 2010, prospectus supplement dated November 12, 2010, and Statement of Additional Information dated May 1, 2010.

On page 4, the second paragraph under "Management" is revised as follows:

Portfolio Manager Eric L. Veiel is Chairman of the fund`s Investment Advisory Committee. Mr. Veiel became chairman of the committee in 2010 and he joined T. Rowe Price in 2005.

The date of this supplement is November 12, 2010

F117-041S 11/12/10